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                                                                  Exhibit 10.1

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[LOGO] BANK OF AMERICA                                  AMENDMENT TO DOCUMENTS
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                     AMENDMENT NO. 4 TO BUSINESS LOAN
                                AGREEMENT

     This Amendment No. 4 (the "Amendment") dated as of 11/21, 1996, is between Bank of America NT & SA (the "Bank") and CFI ProServices, Inc. (the "Borrower").

                                 RECITALS
                                 --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of November 8, 1995, as previously amended (the "Agreement").

     B. The Bank and the Borrower desire to further amend the Agreement.

                                AGREEMENT
                                ---------

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. AMENDMENTS. The Agreement is hereby amended as follows:

        2.1 In Paragraph 1.2 of the Agreement, the date "January 1, 1997" is substituted for the date "December 1, 1996".

     3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.



Bank of America NT & SA                       CFI ProServices, Inc.


x  /s/ Steve Wilkins                          x  /s/ Fred Hall
-----------------------------                 -----------------------------
By: Steve Wilkins                             By:  Fred Hall
Title: Vice President                         Title: Vice President and CEO


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